UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2008

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

                                            1-10799                                              73-1351610
                                         (Commission File Number)                                    (IRS Employer Identification No.)

                      1221 E. Houston, Broken Arrow, Oklahoma                                                                                74012
                (Address of Principal Executive Offices)                                                                                        (Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2008, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing its financial results for its second quarter of fiscal 2008 that ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company's earnings conference call is scheduled for 12:00 pm EST, May 12, 2008. A live audio of the call will be accessible to the public. The dial-in number for the conference call is (800) 862- 9098  (domestic) or (719) 325-4922 (international).

For interested individuals unable to join the conference call, a replay of the call will be avilable through May 19 2008, at (800) 388-9064 (domestic) or (402) 220-1116 (international). The online archive of the webcast will alsobe avilable on the Company's website for 30 days following the call.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release dated May 12, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                               ADDVANTAGE TECHNOLOGIES GROUP, INC.

 Date: May 12, 2008                                                     By: /s/ Daniel E. O'Keefe
                                                                               Daniel E. O'Keefe
                         Vice-President and Chief Financial Officer

Exhibit Index

Exhibit Number      Description

99.1          99.1         Press Release dated May 12, 2008, issued by the Company